Exhibit 99.3
CONSOLIDATED FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS’ REPORT
HT/CNL METRO HOTELS, LLC
AND SUBSIDIARY
DECEMBER 31, 2005

HT/CNL Metro Hotels, LLC And Subsidiary

INDEPENDENT AUDITORS’ REPORT
To the Members
HT/CNL Metro Hotels, LLC
     We have audited the accompanying consolidated balance sheet of HT/CNL Metro Hotels, LLC and Subsidiary as of December 31, 2005, and the related consolidated statements of operations, members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HT/CNL Metro Hotels, LLC and Subsidiary as of December 31, 2005, and the results of their operations, the changes in members’ equity and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland
August 31, 2006

HT/CNL Metro Hotels, LLC and Subsidiary
CONSOLIDATED BALANCE SHEETS
December 31, 2005 and June 30, 2006 (Unaudited)

	December 31,	June 30,
	2005	2006
		(Unaudited)

ASSETS

INVESTMENT IN HOTEL PROPERTIES
Land	$3,000,000	$3,000,000
Building and improvements	22,611,900	22,627,355
Furniture and equipment	2,825,757	2,920,278
Furniture and equipment under capital lease	472,161	472,161

	28,909,818	29,019,794
Less accumulated depreciation and amortization	2,391,294	2,915,301

Net investment in hotel properties	26,518,524	26,104,493

OTHER ASSETS
Cash	1,652,045	1,701,109
Accounts receivable, net of allowance for doubtful accounts of $12,000	310,964	347,350
Utility deposit	10,625	10,625
Prepaid expenses	342,156	378,068
Tax escrow	11,797	45,053
Capital reserve escrow	—	32,708
Financing fees, net of accumulated amortization of $78,045 and $112,596, respectively	69,102	34,551

	$28,915,213	$28,653,957

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Mortgage payable	$15,735,000	$15,630,000
Obligations under capital lease	287,697	228,563
Accrued interest	105,856	112,427
Accounts payable and accrued expenses	391,487	392,686
Taxes payable	15,411	15,411
Due to affiliates	36,001	30,898

Total liabilities	16,571,452	16,409,985

MEMBERS’ EQUITY	12,343,761	12,243,972

	$28,915,213	$28,653,957

See notes to consolidated financial statements

HT/CNL Metro Hotels, LLC and Subsidiary
CONSOLIDATED STATEMENTS OF OPERATIONS
Year ended December 31, 2005
and the six months ended June 30, 2006 (Unaudited)

	December 31,	June 30,
	2005	2006
		(Unaudited)

Revenue
Room revenue	$7,985,887	$4,076,479
Telephone revenue	14,466	4,909
Other revenue	12,553	12,801

Total revenue	8,012,906	4,094,189

Expenses
Telephone	27,606	17,598
Salaries and wages	1,148,771	580,880
Management contract	271,194	102,292
Advertising	9,991	3,190
Utilities	239,787	114,898
Repairs and maintenance	522,187	245,903
Insurance	62,888	25,288
Legal, audit and consulting	—	435
Real estate taxes	545,399	264,420
General and administrative	929,593	588,187
Franchise fees	637,723	326,071
Interest expense	1,117,916	665,591
Depreciation	1,034,687	524,007
Amortization	59,074	34,551

Total expenses	6,606,816	3,493,311

Income before income taxes	1,406,090	600,878

Income taxes	25,411	13,603

Net income	$1,380,679	$587,275

See notes to consolidated financial statements

HT/CNL Metro Hotels, LLC and Subsidiary
CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY
Year ended December 31, 2005
and the six months ended June 30, 2006 (Unaudited)

	Hersha
	Hospitality	CNL Metro
	Trust, Inc.	Hotels, LLC	Total

Balance, December 31, 2004	$4,700,581	$8,065,233	$12,765,814

Distributions	(745,735)	(1,056,997)	(1,802,732)

Net income	460,180	920,499	1,380,679

Balance, December 31, 2005	4,415,026	7,928,735	12,343,761

Distributions (unaudited)	(475,665)	(211,399)	(687,064)

Net income (unaudited)	195,739	391,536	587,275

Balance, June 30, 2006 (unaudited)	$4,135,100	$8,108,872	$12,243,972

Ownership percentage	33.33%	66.67%	100.00%

See notes to consolidated financial statements

HT/CNL Metro Hotels, LLC and Subsidiary
CONSOLIDATED STATEMENTS OF CASH FLOWS
Year ended December 31, 2005
and the six months ended June 30, 2006 (Unaudited)

	December 31,	June 30,
	2005	2006
		(Unaudited)

Cash flows from operating activities
Net income	$1,380,679	$587,275
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	1,093,761	558,558
Decrease (increase) in assets
Accounts receivable	(57,025)	(36,386)
Prepaid expenses	(54,251)	(35,912)
(Decrease) increase in liabilities
Accounts payable and accrued expenses	(188,178)	1,199
Taxes payable	15,411	—
Accrued interest	26,273	6,571

Net cash provided by operating activities	2,216,670	1,081,305

Cash flows from investing activities
Net (deposits to) withdrawals from real estate tax escrow	31,711	(33,256)
Net deposits to capital reserve escrow	—	(32,708)
Investment in hotel property	(52,893)	(109,976)

Net cash used in investing activities	(21,182)	(175,940)

Cash flow from financing activities
Mortgage principal payments	(165,000)	(105,000)
Payments under capital lease	(95,587)	(59,134)
Advances to affiliates	(102,793)	(5,103)
Distributions to members	(1,802,732)	(687,064)
Loan costs paid	(27,000)	—

Net cash used in financing activities	(2,193,112)	(856,301)

NET INCREASE IN CASH	2,376	49,064

Cash, beginning	1,649,669	1,652,045

Cash, end	$1,652,045	$1,701,109

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$1,091,643	$659,020

Cash paid during the year for income taxes	$10,000	$13,603

See notes to consolidated financial statements

HT/CNL Metro Hotels, LLC and Subsidiary
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and June 30, 2006
(Amounts and disclosures as of June 30, 2006
and for six months then ended are unaudited)
NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
HT/CNL Metro Hotels, LLC (the Company) was formed as a limited liability company under the laws of Pennsylvania on August 27, 2003 (inception) pursuant to a strategic alliance between CNL Hospitality Partners, L.P., a subsidiary of CNL Hospitality Properties, Inc. (CNL), and Hersha Hospitality Trust (HHT). The Company was formed to acquire, develop, construct, and operate hotel properties primarily in the Northeastern United States.
The Company acquired its first hotel, the Hampton Inn Chelsea, New York, NY, on August 29, 2003, and leased the property to a wholly-owned subsidiary, HT/CNL TRS, Inc. (TRS). The acquisition was recorded as a purchase and operations commenced on August 29, 2003.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and TRS. All significant intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Accounts Receivable and Bad Debts
Accounts receivable are reported net of an allowance for doubtful accounts. Management’s estimate of the allowance is based on historical collection experience and a review of the current status of accounts receivable. It is reasonably possible that management’s estimate of the allowance will change.

HT/CNL Metro Hotels, LLC and Subsidiary
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — CONTINUED
December 31, 2005 and June 30, 2006
(Amounts and disclosures as of June 30, 2006
and for six months then ended are unaudited)
Investment in Hotel Properties
The hotel property is stated at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations over their estimated useful lives:

Building and improvements	40 years
Furniture and equipment	7 years
Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.
The Company evaluates long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.
Financing Fees
Costs associated with obtaining financing have been capitalized. Financing fees are amortized over the life of the loan.
Amortization expense related to the financing fees for the one year following December 31, 2005 is as follows:

December 31, 2006	$69,102

Revenue Recognition
Room and other revenue are recognized as earned.
Advertising Costs
Advertising costs are expensed as incurred, including costs incurred under the terms of the franchise agreement.

HT/CNL Metro Hotels, LLC and Subsidiary
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — CONTINUED
December 31, 2005 and June 30, 2006
(Amounts and disclosures as of June 30, 2006
and for six months then ended are unaudited)
Income Taxes
The Company has not provided for income taxes in the accompanying statements of operations since income or loss from the Company passes through to and is reported by, the members on their respective income tax returns.
TRS is a taxable as a corporation; therefore, TRS recognizes a liability or asset for the deferred tax consequences of temporary differences between the tax basis assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled.
NOTE 2 — MORTGAGE PAYABLE
The Company has a permanent mortgage with General Electric Capital Corporation in the original amount of $15,900,000. This mortgage is evidenced by a promissory note and is secured by a deed of trust on the hotel property. Principal is payable in monthly installments of $15,000 and interest is payable monthly at the rate of LIBOR plus 3.50% (8.323% at December 31, 2005) per annum. The mortgage is due January 31, 2007 with the option to extend the maturity date one year. As of December 31, 2005 and June 30, 2006, outstanding principal was $15,735,000 and $15,630,000, respectively.
In accordance with the loan agreement, the Company is required to fund escrows for real estate taxes and furniture, fixture and equipment replacement.
Aggregate maturities of the mortgage payable for each of the next two years following December 31, 2005, are as follows:

December 31, 2006	$180,000
2007	15,555,000

$15,735,000

HT/CNL Metro Hotels, LLC and Subsidiary
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — CONTINUED
December 31, 2005 and June 30, 2006
(Amounts and disclosures as of June 30, 2006
and for six months then ended are unaudited)
NOTE 3 — OBLIGATIONS UNDER CAPITAL LEASES
The Company leases its hotel equipment under a noncancelable lease with GE Mortgage Corporation which is classified as a capital lease.
Equipment under capital lease consists of the following:

		June 30,
	2005	2005

Furniture, fixtures and equipment	$472,161	$472,161
Less accumulated amortization	157,388	191,114

	$314,773	$281,047

Future minimum lease payments under the lease, together with the present value of the net minimum lease payments are as follows:

December 31, 2006	$120,180
2007	120,180
2008	80,120

320,480
Less amount representing interest	32,783

Present value of net minimum lease payments	$287,697

HT/CNL Metro Hotels, LLC and Subsidiary
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — CONTINUED
December 31, 2005 and June 30, 2006
(Amounts and disclosures as of June 30, 2006
and for six months then ended are unaudited)
NOTE 4 — RELATED PARTY TRANSACTIONS
Management Fee
The hotel is currently managed by Hersha Hospitality Management, LP, an affiliate of the managing member. The management agreement provides, among other things, for a management fee of 2.5% of total revenue and an incentive management fee as defined in the management agreement. Management fees charged to operations for the year ended December 31, 2005 and the six months ended June 30, 2006 were $218,055 and $102,292, respectively. Incentive management fees charged to operations for the year ended December 31, 2005 and the six months ended June 30, 2006 were $53,139 and $0, respectively.
Due to Affiliates
The Company has received noninterest bearing advances from affiliates which are unsecured and due on demand. As of December 31, 2005 and June 30, 2006, the balance totaled $36,001 and $30,898, respectively.
NOTE 5 — FRANCHISE AGREEMENT
Pursuant to the franchise agreement entered into between the Company and Promus Hotel, Inc., the hotel is required to pay monthly royalty and marketing fees which are 4% each of gross revenue. During the year ended December 31, 2005 and the six months ended June 30, 2006, total fees paid to the franchisors amounted to $637,723 and $326,071, respectively.
NOTE 6 — INCOME TAX
TRS is taxable as a C-corporation under the Internal Revenue Code and has accounted for income taxes in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes.”

HT/CNL Metro Hotels, LLC and Subsidiary
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — CONTINUED
December 31, 2005 and June 30, 2006
(Amounts and disclosures as of June 30, 2006
and for six months then ended are unaudited)
TRS’s income and provision for income taxes for the year ended December 31, 2005 are as follows:

TRS income before income taxes	$1,548

Less provision for income taxes
Federal	18,275
State and Local	7,136

Total tax provision	25,411

TRS net loss	$(23,863)

TRS’s current provision is a result of federal alternative minimum tax and regulatory corporate minimum taxes at the state and local level.
TRS has a deferred tax asset in the amount of $50,133 related primarily to the differences in the timing recognition of depreciation for financial statement and tax purposes and net operating loss carryforwards. TRS has provided an allowance for the full amount of the deferred tax asset because it does not believe that the benefits associated with the asset will be realized in future periods.
NOTE 7 — CONCENTRATION OF CREDIT RISK
The Company maintains its cash accounts with major financial institutions. The cash balances consist of depository accounts and overnight repurchase agreements. The depository accounts are insured by the Federal Deposit Insurance Corporation up to $100,000 at each bank. The Company has not experienced any losses with respect to bank balances in excess of government provided insurance. As of December 31, 2005, the uninsured portion of the cash balances held at the banks was $401,113 and $994,553 at two separate banks.

HT/CNL Metro Hotels, LLC and Subsidiary
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — CONTINUED
December 31, 2005 and June 30, 2006
(Amounts and disclosures as of June 30, 2006
and for six months then ended are unaudited)
NOTE 8 — SUBSEQUENT EVENT
On July 11, 2006, Hersha Hospitality Trust entered into a purchase and sale agreement with CNL Hospitality Partners, L.P. for the acquisition of the CNL Metro Hotels, LLC’s ownership interest in the Company for a purchase price of $25,400,000. The transaction is expected to take place on or before October 9, 2006.